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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                            reported): March 29, 2006

                  CWHEQ Home Equity Loan Trust, Series 2006-S2
                       (Exact name of the issuing entity)

           Commission File Number of the issuing entity: 333-126790-13

                                   CWHEQ, Inc.
            (Exact name of the depositor as specified in its charter)

              Commission File Number of the depositor: 333-126790

                           Countrywide Home Loans Inc.
             (Exact name of the sponsor as specified in its charter)

          Delaware                                       87-0698310
          --------                                       ----------
   (State or Other Jurisdiction                       (I.R.S. Employer
of Incorporation of the depositor)          Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                          91302
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(Address of Principal                                       (Zip Code)
 Executive Offices of the Depositor)

The depositor's telephone number, including area code (818) 225-3000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8 Other Events

Item 8.01 Other Events.

The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, are included in this Form 8-K. The financial statements as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 have been audited by Ernst & Young LLP. The consent of Ernst & Young LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the CWHEQ Home Equity Loan Trust, Series 2006-S2, are attached hereto, as Exhibit 23.1. The financial statements of FGIC as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005 are attached hereto as Exhibit 99.1.


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

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits.

Exhibit No.       Description
-----------       -----------

  23.1            Consent of Independent Registered Public Accounting Firm.

  99.1 Financial statements of FGIC as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    CWHEQ, INC.

                                                    By: /s/ Leon Daniels, Jr.
                                                        ---------------------
                                                        Name:  Leon Daniels, Jr.
                                                        Title: Vice President

Dated: March 29, 2006


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                                  Exhibit Index
                                  -------------

Exhibit                                                                     Page
-------                                                                     ----

23.1            Consent of Independent Registered
                Public Accounting Firm.                                        6

99.1            Financial statements of FGIC as of
                December 31, 2005 and 2004, and for
                each of the years in the three-year
                period ended December 31, 2005.                                7


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